AMENDMENT NO. 13
                                     TO THE

                   VARIABLE ANNUITY GMIB REINSURANCE AGREEMENT

                            EFFECTIVE JANUARY 1, 2003

                                     Between

               JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                               ("CEDING COMPANY")
                               Purchase, New York

                                       and

                        ACE TEMPEST LIFE REINSURANCE LTD.
                                  ("REINSURER")

As of April 6, 2009, this Amendment is hereby attached to and becomes a part of the above-described Reinsurance Agreement. It is mutually agreed that the Agreement will be amended to include new investment funds and show fund mergers. To effect these changes, the following provision of this Agreement is hereby amended:

|X| Schedule B-2, SUBACCOUNTS SUBJECT TO THE REINSURANCE AGREEMENT, Amendment #12, is hereby replaced by the attached Schedule B-2.



Jackson National Life Insurance Company      ACE Tempest Life Reinsurance Ltd.
of New York


By  ____Lisa C. Drake___________             By  ___Huan Tseng____________

Name__ Lisa C. Drake___________              Name__Huan Tseng____________

Title  _SVP & Chief Actuary______            Title  _SVP & Chief Pricing Officer

Date __3/20/09_________________              Date ___3/17/09_______________


                                  SCHEDULE B-2

                Subaccounts Subject to this Reinsurance Agreement

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FUND NAME                               COMMENT                                                                 PRODUCT AVAILABILITY
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/AIM                                 International  Growth  Fund Named  changed  from  JNL/Putnam            All
                                        International  Equity Fund effective 5/2/05 and from JNL/JPM
                                        International Equity Fund effective 12/3/2007
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/AIM Large Cap Growth Fund           2/18/2004 merged with JNL/AIM Premier Equity II Fund                    All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/AIM Global Real Estate Fund         New 5/2/05, Name changed from JNL/AIM Real Estate Fund effective        All
                                        10/6/2008
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--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/AIM Small Cap Growth Fund                                                                                   All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Capital Guardian Global             Subadvisor changed from Janus on 2/18/04.  Name changed from            All
Balanced Fund                           JNL/FMR  Balanced Fund  effective  4/30/2007 and from JNL/FI
                                        Balanced Fund effective 12/3/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Capital Guardian Global             Formerly  JNL/Janus  Global Equities Fund. Name changed from            All
Diversified Research Fund               JNL/Select Global Growth Fund effective 12/3/2007
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Capital Guardian International      New 12/3/2007                                                           All
Small Cap Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Capital Guardian U.S. Growth        Formerly JNL/Janus Aggressive Growth Fund. Name changed from            All
Equity Fund                             JNL/Select Large Cap Growth Fund effective 12/3/2007
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Credit Suisse Global                New 1/16/2007                                                           All
Natural Resources
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Credit Suisse Long/Short            New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Eagle Core Equity Fund                                                                                      All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/Eagle Small Cap Equity Fund                                                                                 All
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--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Founding         New 1/16/2007                                                           All
Strategy
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Global Growth    New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Income Fund      New 5/1/2006                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Mutual Shares    New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Franklin Templeton Small            New 5/2/05                                                              All
Cap Value Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/ Goldman Sachs Core Plus Bond Fund  Formerly JNL/Salomon Brothers Global Bond Fund. Name changed            All
                                        from  JNL/Salomon  Brothers  Strategic  Bond Fund  effective
                                        5/1/2006,  from  JNL/Western  Strategic  Bond Fund effective
                                        1/16/2007 and from  JNL/Western  Asset  Strategic  Bond Fund effective 4/30/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Goldman Sachs Mid Cap Value Fund    New 5/2/05                                                              All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Goldman Sachs Emerging Markets      New 10/6/2008                                                           All
Debt Fund
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--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Goldman Sachs Short Duration        New 5/1/2006                                                             All
Bond Fund
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--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL Institutional Alt 20 Fund           New 4/6/2009                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL Institutional Alt 35 Fund           New 4/6/2009                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL Institutional Alt 50 Fund           New 4/6/2009                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL Institutional Alt 65 Fund           New 4/6/2009                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/JPMorgan International Value Fund                                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/JPMorgan Mid Cap Growth Fund        Subadvisor changed from Janus on 2/18/04.  Name changed from            All
                                        JNL/FMR Capital Growth Fund effective  5/1/2006,from JNL/FMR
                                        Mid-Cap  Equity  Fund  effective  4/30/2007  and from JNL/FI
                                        Mid-Cap   Equity  Fund   effective   12/3/2007.   Also,  the
                                        JNL/Putnam   Midcap   Growth  Fund  merged  with  this  fund
                                        effective 12/3/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/JPMorgan U.S. Government &          Name changed from JNL/Salomon  Brothers U.S. Govt. & Quality            All
Quality Bond Fund                       Bond Fund effective 5/1/2006,  from JNL/Western U.S. Govt. &
                                        Quality Bond Fund effective 1/16/2007,  and from JNL/Western
                                        Asset U.S. Govt. & Quality Bond Fund effective 4/30/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Lazard Emerging Markets Fund        New 5/1/2006                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Lazard Mid Cap Equity Fund          Name changed from JNL/Lazard Mid Cap Value Fund effective 3/31/2008     All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/M&G Global Basics Fund              New 10/6/2008                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/M&G Global Leaders Fund             New 10/6/2008                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management          New 4/30/2007                                                           All
10 x 10 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management 25 Fund   Subadvisor changed from Curian effective 2/18/04.  Effective            All
                                        5/1/2006, the JNY version was merged into the JNL version.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management Bond                                                                              All
Index Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04                        All
Communications Sector Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04                        All
Consumer Brands Sector Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management Oil &     Subadvisor  changed  from  Curian  effective  2/18/04.  Name            All
Gas Sector Fund                         changed from  JNL/Mellon  Capital  Management  Energy Sector
                                        Fund on 5/2/05
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 10/6/2008                                                           All
European 30 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04                        All
Financial Sector Fund
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--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management                                                                                   All
International Index Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 4/30/2007                                                           All
Index 5 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Effective  10/4/04.  On  4/30/2007  the JNL/ Mellon  Capital            All
JNL 5 Fund                              Management Dowsm 10 Fund, the JNL/ Mellon Capital Management
                                        S&P(R)  10 Fund,  and the  JNL/  Mellon  Capital  Management
                                        Global 15 Fund were merged with this fund.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 5/1/2006                                                            All
JNL Optimized 5 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/ Mellon Capital Management          Subadvisor  changed  from  Curian  effective  2/18/04.  Name            All
Healthcare Sector Fund                  changed     from     JNL/Mellon      Capital      Management
                                        Pharmaceutical/Healthcare Sector Fund on 5/2/05
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 4/30/2007                                                           All
NYSE(R) International 25 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 10/6/2008                                                           All
Pacific Rim 30 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 4/30/2007                                                           All
S&P (R) SMid 60 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor  was Curian  between  12/15/03  and  2/18/04  and            All
S&P 400 Mid Cap Index Fund              Mellon Capital Management prior to 12/15/03
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor  was Curian  between  12/15/03  and  2/18/04  and            All
S&P 500 Index Fund                      Mellon  Capital  Management  prior  to  12/15/03;  Effective
                                        4/6/2009, the JNL/Mellon Capital Management Enhanced S&P 500
                                        Stock Index Fund was merged into this fund.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04.  Effective            All
Select Small-Cap Fund                   5/1/2006, the JNY version was merged into the JNL version.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management Small     Subadvisor  was Curian  between  12/15/03  and  2/18/04  and            All
Cap Index Fund                          Mellon  Capital  Management  prior  to  12/15/03;  Effective
                                        4/6/2009,  the  JNL/Lazard  Small Cap Equity Fund was merged into this fund.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           Subadvisor changed from Curian effective 2/18/04                        All
Technology Sector Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 1/17/2006                                                           All
Dow SM Dividend
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management           New 5/1/2006                                                            All
S&P (R) 24 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Management VIP Fund  New 10/4/2004                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Mgmt                 New  10/4/2004.   Name  changed  from   JNL/Mellon   Capital            All
Nasdaq(R) 25 Fund                       Management Nasdaq(R) 15 Fund effective 12/3/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Mellon Capital Mgmt                 Effective  10/4/2004.  Name changed from JNL/Mellon  Capital            All
Value Line (R) 30 Fund                  Management Value Line (R) 25 Fund effective 12/3/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Oppenheimer Global Growth Fund                                                                              All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PAM Asia ex-Japan Fund              New 3/31/2008                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PAM China-India Fund                New 3/31/2008                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PIMCO Real Return                   New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PIMCO Total Return Bond Fund                                                                                All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PPM America Core Equity Fund        Name changed from JNL/Putnam Equity Fund effective 12/3/2007            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/ PPM America High Yield Bond Fund   Effective 10/4/04. JNL/PPM America High Yield Bond Fund was merged      All
                                        into this on 10/4/04. Name changed from JNL/Salomon Brothers High
                                        Yield Bond Fund effective 5/1/2006, from JNL/Western High Yield Bond
                                        Fund effective 1/16/2007, and from JNL/Western Asset High Yield Bond
                                        Fund effective 4/30/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PPM America Mid-Cap Value Fund      New 3/31/2008                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PPM America Small Cap Value Fund    New 3/31/2008                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/PPM America Value Equity            Name changed from JNL/Putnam Value Equity Fund effective 1/16/2007      All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Red Rocks Listed Private            New 10/6/2008                                                           All
Equity Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Disciplined Moderate            New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Disciplined Moderate Growth     New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Disciplined Growth              New 1/16/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P  Managed Growth Fund            Prior to 10/4/04 named JNL/S&P Moderate Growth Fund I. On 10/4/04       All
                                        merged with JNL/S&P Core Index 100 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Managed Aggressive Growth Fund  Prior to 10/4/04 named JNL/S&P Aggressive Growth Fund I. On 10/4/04     All
                                        merged with JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive
                                        Growth Fund I,  JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Core
                                        Index 50 Fund, and JNL/S&P Core Index 75 Fund
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Managed Conservative Fund       New  10/4/04                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Managed Moderate Fund           New  10/4/04                                                            All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Managed Moderate Growth Fund    Prior to 10/4/04 named JNL/S&P Conservative Growth Fund I               All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Retirement Income               New 1/17/2006                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Retirement 2015                 New 1/17/2006                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Retirement 2020                 New 1/17/2006                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Retirement 2025                 New 1/17/2006                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Competitive Advantage Fund      New 12/3/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Dividend Income & Growth Fund   New 12/3/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL/S&P Intrinsic Value Fund            New 12/3/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P Total Yield Fund                New 12/3/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/S&P 4 Fund                          New 12/3/2007                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Select Balanced Fund                Prior to 10/4/04 named JNL/PPM America Balanced Fund                    All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Select Money Market Fund            Prior to 10/4/04 named JNL/PPM America Money Market Fund                All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/Select Value Fund                   Prior to 10/4/04 named PPM JNL/PPM America Value Fund                   All

--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Established           JNL/Alliance  Capital  Growth Fund was merged with this fund            All
Growth Fund                             5/2/05.  JNL/Alger  Growth Fund and  JNL/Oppenheimer  Growth
                                        Fund were merged with this fund on 4/30/2007.
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Mid-Cap Growth Fund                                                                           All
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
JNL/T. Rowe Price Value Fund                                                                                    All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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JNL GENERAL ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
Guaranteed Five Year Fixed                                                                                      All but Focus
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
Guaranteed One Year Fixed                                                                                       All
--------------------------------------- ----------------------------------------------------------------------- --------------------
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Guaranteed Seven Year Fixed                                                                                     All but Focus
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
Guaranteed Three Year Fixed                                                                                     All but Focus
--------------------------------------- ----------------------------------------------------------------------- --------------------
--------------------------------------- ----------------------------------------------------------------------- --------------------
S&P 500 Composite Stock Price           Only available prior to 10/4/04                                         Perspective II
Index - 9 Year Period
--------------------------------------- ----------------------------------------------------------------------- --------------------




     JNL NY ACE 2003 TREATY SCHEDULE B-2 AMENDMENT # 13